UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 15, 2013

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 15, 2013, the Board of Directors of Dick’s Sporting Goods, Inc. authorized and declared its first quarter dividend in the amount of $0.125 per share on the Company’s Common Stock and Class B Common Stock.  The dividend is payable in cash on March 29, 2013 to stockholders of record at the close of business on March 8, 2013.

A copy of the press release announcing the cash dividend is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01                                           Financial Statements And Exhibits.

(d)           Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 19, 2013 by Dick’s Sporting Goods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: February 19, 2013	By:	/S/ TIMOTHY E. KULLMAN
	Name:	Timothy E. Kullman
	Title:	EVP — Finance, Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 19, 2013 by Dick’s Sporting Goods, Inc.